                                                                   Exhibit 10.27

            AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT

         THIS AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of May 29, 2002, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

         1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000, as amended by Amendment No. 1 dated as of October 24, 2000, Amendment No. 2 dated as of May 21, 2001, Amendment No. 3 dated as of August 1, 2001 Amendment No. 4 dated as of March 21, 2002, Amendment No. 5 dated as of May 20, 2002 and as amended, amended and restated, supplemented or otherwise modified from time to time (the "Agreement"); and


         2. The parties hereto desire to amend the Agreement as hereinafter set forth.


         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

         2. Amendments to Agreement.

         2.1 The definition of "Credit Facility" as set forth in Exhibit I of the Agreement is hereby amended in its entirety to read as follows:

                  "Credit Facility" means the $250,000,000 Revolving Credit Facility Credit Agreement dated as of May 29, 2002 among KPMG Consulting, Inc., as the Borrower, PNC as Agent for the banks party thereto, the banks party thereto, the guarantors party thereto and the other parties thereto, as such may be amended, supplemented or restated from time to time."

         2.2      The definition of "Facility Termination Date" as set forth in
                  Exhibit I of the Agreement is hereby amended by deleting the conjunction "and" immediately before clause (e) and adding the following at the end of clause (e):

                  "and (f) the date that the Credit Facility terminates for any reason."

         2.3 Clause (a) of the definition of "Purchase Limit" as set forth in Exhibit I of the Agreement is hereby amended by replacing "$33,556,647" therein with "$150,000,000."

         2.4 Exhibit II of the Agreement is hereby amended by deleting clause (c) at the end of Section 2 of Exhibit II.

         3. Representations and Warranties. The Seller hereby represents and warrants to the Issuer and the Administrator as follows:

                  (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

                  (b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

         4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).


         8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By: /s/ Patrick H. Kinzler
                                         ---------------------------------------
                                      Name: Patrick H. Kinzler
                                           -------------------------------------
                                      Title: Treasurer
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By: /s/ Patrick H. Kinzler
                                         ---------------------------------------
                                      Name: Patrick H. Kinzler
                                           -------------------------------------
                                      Title: Treasurer
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By: /s/ Douglas K. Johnson
                                         ---------------------------------------
                                      Name: Douglas K. Johnson
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      KCI FUNDING CORPORATION,
                                      as Seller

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      KPMG CONSULTING, INC.,
                                      as Servicer


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      MARKET STREET FUNDING CORPORATION,
                                      as Issuer

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By: /s/ John T. Smathers
                                         ---------------------------------------
                                      Name: John T. Smathers
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      S-1